                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (312) 781-1121
                                                            --------------

                   John Millette, Vice President and Secretary
                           Scudder Value Series, Inc.
                             Two International Place
                                Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder-Dreman Small Cap Value Fund

Semiannual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder-Dreman Small Cap Value Fund	6-Month++	1-Year	3-Year	5-Year	10-year
Class A	13.06%	-9.87%	7.37%	-1.16%	8.44%
Class B	12.69%	-10.62%	6.49%	-1.97%	7.54%(a)
Class C	12.66%	-10.55%	6.58%	-1.88%	7.62%(a)
Russell 2000 Value Index+	9.65%	-7.50%	11.38%	4.51%	11.26%
Russell 2000 Index++	9.34%	-8.18%	-1.16%	.65%	8.12%

Scudder-Dreman Small Cap Value Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Class I++++	13.41%	-9.33%	8.10%	-.53%	7.51%
Russell 2000 Value Index+	9.65%	-7.50%	11.38%	4.51%	11.25%
Russell 2000 Index++	9.34%	-8.18%	-1.16%	.65%	6.81%

Scudder-Dreman Small Cap Value Fund	6-Month++	Life of Class***
Institutional++++	13.30%	6.01%
Russell 2000 Value Index+	9.65%	11.60%
Russell 2000 Index++	9.34%	14.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value: 5/31/03	$ 20.79	$ 19.62	$ 19.76	$ 21.65	$ 20.77
11/30/02	$ 18.46	$ 17.41	$ 17.54	$ 19.30	$ 18.48
Distribution Information: Six Months: Income Dividends	$ .09	$ -	$ -	$ .21	$ .14

Class A Lipper Rankings* - Small-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	153	of	249	62%
3-Year	134	of	176	76%
5-Year	116	of	119	97%
10-Year	25	of	28	87%

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder-Dreman Small Cap Value Fund - Class A [] Russell 2000 Value Index+ [] Russell 2000 Index++

Yearly periods ended May 31

Comparative Results (Adjusted for Sales Charge)*
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,495	$11,667	$8,890	$21,202
	Average annual total return	-15.05%	5.27%	-2.33%	7.80%
Class B(c)	Growth of $10,000	$8,670	$11,875	$8,963	$20,689(a)
	Average annual total return	-13.30%	5.90%	-2.17%	7.54%(a)
Class C(c)	Growth of $10,000	$8,856	$11,987	$9,002	$20,640(a)
	Average annual total return	-11.44%	6.23%	-2.08%	7.52%(a)
Russell 2000 Value Index+	Growth of $10,000	$9,250	$13,817	$12,468	$29,054
	Average annual total return	-7.50%	11.38%	4.51%	11.26%
Russell 2000 Index++	Growth of $10,000	$9,182	$9,655	$10,327	$21,821
	Average annual total return	-8.18%	-1.16%	.65%	8.12%

Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Class**
Class I++++	Growth of $10,000	$9,067	$12,630	$9,737	$17,304
	Average annual total return	-9.33%	8.10%	-.53%	7.51%
Russell 2000 Value Index+	Growth of $10,000	$9,250	$13,817	$12,468	$22,452
	Average annual total return	-7.50%	11.38%	4.51%	11.25%
Russell 2000 Index++	Growth of $10,000	$9,182	$9,655	$10,327	$16,485
	Average annual total return	-8.18%	-1.16%	.65%	6.81%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.
*** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.
a Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder-Dreman Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The differences in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
++ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.
++++ Class I and Institutional Class shares are not subject to sales charges.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

In the following interview, Portfolio Managers David N. Dreman and Nelson Woodard discuss the strategy of Scudder-Dreman Small Cap Value Fund and the market environment during the six-month period ended May 31, 2003.

Q: Will you provide an overview of market conditions during the six months ended May 31, 2003?

A: The stock market continued to struggle during the first half of the period. However, as of May 31, every area of the domestic stock market posted positive returns for the six-month period. A successful outcome in the war with Iraq, improving corporate earnings, continuing gross domestic product growth and the passage of a tax stimulus package led to renewed investor enthusiasm and higher stock prices.

During the period, small-cap stocks outperformed large-cap stocks, and value stocks outperformed growth stocks. The fund's Class A shares posted a cumulative total return of 13.06% (unadjusted for sales charges), vs. a 9.65% return by its benchmark, the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of small companies with lower forecasted growth values than the overall market. The fund also outperformed the average 7.95% total return of its peers in the Lipper Small-Cap Value Funds category - a group of mutual funds that primarily invest in small-cap value stocks.

We believe our classic contrarian value approach to investing and our active management style helped the fund outperform this period. We have built a portfolio focused on companies that we believe are financially solid but that are trading at low prices relative to their earnings (P/E), book value and cash flow. In anything other than a technology-lead market rally, we believe this portfolio is poised to outperform.

Q: Will you discuss how you select stocks for the portfolio?

A: We base our investment decisions on a "bottom-up" stock selection process that focuses on identifying stocks that are selling at deep discounts to our analysis of their true intrinsic values. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company's fundamentals. While we use a macroeconomic outlook to help clarify future earnings growth potential, every stock we purchase is based on its company-specific fundamentals and how it fits within our contrarian value philosophy. Industry and sector weightings are always a residual of individual stock selection.

Q: What areas of the portfolio added most to performance?

A: The fund's independent power producers, small-cap banks and energy stocks were the primary contributors to performance.

1. Independent power producer stocks - Reliant Resources, Williams Cos. and Mirant Corp. - tremendously increased in value during the period. While our position in these stocks was relatively small at the start of the period, through appreciation, the position has grown to represent approximately 6% of the portfolio. These companies were victims of the panic surrounding the Enron crisis, the collapse of energy trading and serious short-term liquidity issues. We maintained our confidence that they would eventually recover from the dramatic declines they suffered in 2002, because we believed that the liquidity issues would be solved given the current interest rate environment. Also, all of these companies are asset rich and trade at huge discounts to their tangible book values. While we acknowledge that these firms have a long way to go to fully recover, we have faith that their underlying assets and their earnings may provide the potential for long-term growth.

2. The fund's overweight in banks vs. the Russell 2000 Value benchmark and strong performance from bank portfolio holdings added greatly to performance. Throughout the bear market, these stocks have held up extremely well. The banks in which we've invested have strong loan portfolios and few credit problems and are located in some of the economically strongest regions of the country. Additionally, many of these banks have continued to grow earnings in the range of 10% annually and pay attractive dividend yields. We see these bank holdings as a sturdy anchor for the fund. Some of the strongest performers this period were Flagstar Bancorp, Irwin Financial and Dime Community.

3. The fund's overweight position in energy stocks also advanced solidly during the period. We have focused fund investments in companies with large reserves of North American natural gas. Some of the best performers were Denbury Resources, Chesapeake Energy and Ultra Petroleum. With supply declining, many of these companies benefited handsomely from the harsh winter felt in much of the northeastern US. We anticipate more potential for strong performance over the next few years, as demand for this clean-burning and efficient fuel is expected to increase, and supplies to remain constrained.

Q: What areas of the portfolio detracted from performance?

A: The primary detractor from performance was a decline in the fund's health care sector. While most of the fund's holdings in the health care sector performed in line with the broad market, a specific issue - HealthSouth Corp. - suffered significant declines. HealthSouth Corp., an outpatient therapy company, plummeted in early 2003 when it was uncovered that the company's senior management was involved in fraudulent actions. As the fraud was uncovered, we liquidated our position in the stock, which resulted in a loss for the fund. While two other holdings in the fund's health care area declined - Triad Hospitals and RehabCare Group - their declines were not on long-term fundamental reasons, in our opinion.

We remain enthusiastic about opportunities we've found in the health care sector. We believe many hospital and provider stocks have been unfairly punished due to uncertainty about Medicaid and Medicare reimbursements. The aging baby boomer population suggests that there is plenty of growth potential for this industry.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Asset Allocation	5/31/03	11/30/02

Equity Securities	96%	95%
Cash Equivalents	4%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/03	11/30/02

Financials	34%	34%
Energy	13%	11%
Health Care	10%	8%
Industrials	10%	12%
Consumer Discretionary	9%	14%
Utilities	9%	7%
Information Technology	7%	3%
Consumer Staples	6%	7%
Materials	2%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2003 (18.0% of Portfolio)
1. Reliant Resources, Inc. Provider of electricity and energy services	2.1%
2. Mirant Corp. Provider of electricity and energy-related products and services	2.1%
3. Multimedia Games, Inc. Designer and developer of interactive bingo games and related electronic player stations	1.9%
4. Loew's Corp. - Carolina Group A tracking stock to track the performance of Lorillard, Inc., a producer of tobacco products	1.8%
5. Ultra Petroleum Corp. Producer and explorer of natural gas	1.8%
6. ATI Technologies, Inc. Supplier of three-dimensional graphics and multimedia technology	1.7%
7. Williams Companies, Inc. Explorer of gas pipeline and petroleum products	1.7%
8. Allied Capital Corp. Provider of mezzanine debt and equity financing	1.7%
9. Chesapeake Energy Corp. Producer of oil and natural gas	1.6%
10. Cytyc Corp. Manufacturer of medical equipment	1.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 95.6%
Consumer Discretionary 8.9%
Auto Components 0.3%
American Axle & Manufacturing Holdings, Inc.*	58,000	1,450,000
Hotel Restaurants & Leisure 4.5%
Alliance Gaming Corp.*	251,400	4,052,568
Argosy Gaming Co.*	199,400	3,678,930
CBRL Group, Inc.	94,500	3,409,560
Multimedia Games, Inc.*	341,800	8,384,354
		19,525,412
Household Durables 0.8%
Standard Pacific Corp.	103,700	3,565,206
Multiline Retail 0.9%
Dillard's, Inc. "A"	282,100	3,768,856
Specialty Retail 1.6%
Borders Group, Inc.*	242,700	3,992,415
Deb Shops, Inc.	54,000	1,069,740
Dress Barn, Inc.*	155,800	2,151,598
		7,213,753
Textiles, Apparel & Luxury Goods 0.8%
Phillips-Van Heusen Corp.	257,564	3,634,228
Consumer Staples 5.7%
Food Products 1.6%
Fresh Del Monte Produce, Inc.	194,900	4,050,022
J & J Snack Foods Corp.*	98,900	3,113,372
		7,163,394
Tobacco 4.1%
Loew's Corp. - Carolina Group	315,400	7,935,464
Universal Corp.	116,600	4,883,208
Vector Group Ltd.	279,690	4,754,730
		17,573,402
Energy 12.9%
Energy Equipment & Services 0.9%
Oil States International, Inc.*	126,000	1,693,440
Unit Corp.*	94,000	2,068,000
		3,761,440
Oil & Gas 12.0%
Chesapeake Energy Corp.	691,500	7,060,215
Comstock Resources, Inc.*	312,900	4,289,859
Denbury Resources, Inc.*	420,100	5,104,215
Frontier Oil Corp.	79,000	1,341,420
Magnum Hunter Resources, Inc.*	152,200	1,095,840
Penn Virginia Corp.	142,000	5,893,000
PetroQuest Energy, Inc.*	279,300	391,020
Pioneer Natural Resources Co.*	214,100	5,725,034
Pogo Producing Co.	98,100	4,198,680
St. Mary Land & Exploration Co.	132,700	3,715,600
Tesoro Petroleum Corp.*	700,900	4,913,309
Ultra Petroleum Corp.*	676,700	7,917,390
Williams Energy Partners LP	25,300	1,106,116
		52,751,698
Financials 32.1%
Banks 16.9%
Astoria Financial Corp.	117,800	3,115,810
BankAtlantic Bancorp., Inc. "A"	241,600	2,788,064
BOK Financial Corp.	62,739	2,269,283
Dime Community Bancshares	118,100	2,998,559
Downey Financial Corp.	30,800	1,352,120
First Federal Capital Corp.	179,300	3,523,245
First Federal Financial Corp.*	141,700	4,807,881
First Indiana Corp.	19,300	342,961
Flagstar Bancorp., Inc.	278,300	5,510,340
Fulton Financial Corp.	191,573	3,944,478
Glacier Bancorp., Inc.	185,240	4,655,081
Greater Bay Bancorp.	236,000	4,743,600
Independence Community Bank Corp.	122,000	3,452,600
IndyMac Bancorp., Inc.	152,900	3,929,530
International Bancshares Corp.	83,868	3,890,637
Irwin Financial Corp.	171,800	4,231,434
Midwest Banc Holdings, Inc.	64,100	1,256,360
PFF Bancorp., Inc.	117,600	4,381,776
Provident Bankshares Corp.	99,900	2,560,437
Provident Financial Services, Inc.	151,900	2,764,580
R & G Financial Corp. "B"	118,500	3,365,400
Sterling Financial Corp.	29,050	691,971
Webster Financial Corp.	92,600	3,504,910
		74,081,057
Diversified Financials 3.3%
Accredited Home Lenders Holding Co.*	284,900	4,609,682
Allied Capital Corp.	313,635	7,323,377
San Juan Basin Royalty Trust	123,700	2,229,074
		14,162,133
Insurance 2.6%
AmerUS Group, Inc.	213,800	5,753,358
Ceres Group, Inc.*	135,500	386,175
Selective Insurance Group, Inc.	202,100	5,297,041
		11,436,574
Real Estate 9.3%
American Financial Realty Trust (REIT)	500,000	6,000,000
Anworth Mortgage Asset Corp. (REIT)	244,900	3,683,296
Correctional Properties Trust (REIT)	72,500	1,667,500
Friedman, Billings, Ramsey Group, Inc. (REIT)	255,770	3,401,741
Healthcare Realty Trust, Inc. (REIT)	98,800	2,870,140
Highwoods Properties, Inc. (REIT)	124,800	2,666,976
HRPT Properties Trust (REIT)	291,400	2,765,386
MFA Mortgage Investments, Inc. (REIT)	93,200	919,884
Newcastle Investment Corp. (REIT)	388,759	2,466,621
Newcastle Investment Holdings Corp. (REIT)	388,759	6,779,957
Prentiss Properties Trust (REIT)	114,900	3,316,014
Redwood Trust, Inc. (REIT)	118,900	4,346,984
		40,884,499
Health Care 9.6%
Biotechnology 1.8%
Nabi Biopharmaceuticals*	207,650	1,451,474
Serologicals Corp.*	492,500	6,525,625
		7,977,099
Health Care Equipment & Supplies 2.2%
Conmed Corp.*	133,700	2,627,205
Cytyc Corp.*	656,500	6,821,035
		9,448,240
Health Care Providers & Services 5.6%
Coventry Health Care, Inc.*	102,600	4,479,516
Dynacq International, Inc.*	981	12,272
LabOne, Inc.*	89,000	1,796,020
Oxford Health Plans*	94,100	3,484,523
Pediatrix Medical Group, Inc.*	72,500	2,723,100
Pharmaceutical Product Development, Inc.*	32,200	903,210
RehabCare Group, Inc.*	217,800	2,994,750
Triad Hospitals, Inc.*	220,535	5,705,240
US Oncology, Inc.*	279,300	2,388,015
		24,486,646
Industrials 9.5%
Aerospace & Defense 4.5%
CAE, Inc.	172,500	586,500
Curtiss-Wright Corp.	44,000	2,604,800
Goodrich Corp.	136,400	2,492,028
Kaman Corp. "A"	316,700	3,167,000
Moog, Inc. "A"*	165,500	5,544,250
Precision Castparts Corp.	179,500	5,250,375
		19,644,953
Building Products 0.2%
York International Corp.	39,800	1,030,422
Commercial Services & Supplies 0.9%
Concorde Career Colleges, Inc.*	37,100	729,015
Consolidated Graphics, Inc.*	98,000	1,952,160
John H. Harland Co.	49,600	1,208,752
		3,889,927
Construction & Engineering 0.7%
EMCOR Group, Inc.*	52,400	2,600,612
URS Corp.*	27,200	454,784
		3,055,396
Electrical Equipment 0.4%
Genlyte Group, Inc.*	51,100	1,941,289
Machinery 1.3%
Harsco Corp.	65,800	2,328,004
Oshkosh Truck Corp.	59,500	3,298,085
		5,626,089
Road & Rail 1.5%
Arkansas Best Corp.	144,600	3,831,900
Roadway Corp.	78,900	2,919,300
		6,751,200
Information Technology 6.2%
Communications Equipment 1.3%
CyberGuard Corp.*	79,200	502,920
PC-Tel, Inc.*	392,700	5,222,910
		5,725,830
Computers & Peripherals 2.0%
ATI Technologies, Inc.*	909,700	7,595,995
Imation Corp.*	21,500	741,320
		8,337,315
Electronic Equipment & Instruments 0.2%
Anixter International, Inc.*	43,100	1,030,952
IT Consulting & Services 0.6%
CACI International, Inc. "A"*	80,700	2,667,135
Office Electronics 0.8%
Zebra Technologies Corp. "A"*	50,500	3,685,945
Software 1.3%
Novell, Inc.*	779,500	2,595,735
Perot Systems Corp. "A"*	139,700	1,482,217
Transaction Systems Architects, Inc. "A"*	173,200	1,557,068
		5,635,020
Materials 2.0%
Chemicals 0.7%
Albermarle Corp.	110,300	2,952,731
Construction Materials 0.8%
Florida Rock Industries, Inc.	82,570	3,511,702
Containers & Packaging 0.5%
Myers Industries, Inc.	224,593	2,223,471
Utilities 8.7%
Electric Utilities 0.9%
WPS Resources Corp.	93,100	4,001,438
Gas Utilities 1.9%
Cascade Natural Gas Corp.	76,800	1,520,640
NUI Corp.	152,200	2,403,238
Peoples Energy Corp.	98,200	4,187,248
		8,111,126
Multi-Utilities & Unregulated Power 5.9%
Mirant Corp.*	2,672,000	9,245,120
Reliant Resources, Inc.*	1,400,500	9,383,350
Williams Companies, Inc.	952,100	7,531,111
		26,159,581
Total Common Stocks (Cost $365,446,620)		418,865,159

Other 0.4%
iShares Russell 2000 Value Index Fund (Cost $1,399,235)	12,200	1,556,842

Cash Equivalents 4.0%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $17,335,137)	17,335,137	17,335,137
Total Investment Portfolio - 100.0% (Cost $384,180,992) (a)		437,757,138

* Non-income producing security.
(a) The cost for federal income tax purposes was $385,042,129. At May 31, 2003, net unrealized appreciation for all securities based on tax cost was $52,715,009. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $76,880,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,165,189.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $366,845,855)	$ 420,422,001
Investment in Scudder Cash Management QP Trust (cost $17,335,137)	17,335,137
Receivable for investments sold	3,220,371
Dividends receivable	516,152
Receivable for Fund shares sold	758,282
Total assets	442,251,943
Liabilities
Payable for investments purchased	1,452,535
Payable for Fund shares redeemed	749,418
Accrued management fee	265,685
Other accrued expenses and payables	362,227
Total liabilities	2,829,865
Net assets, at value	$ 439,422,078
Net Assets
Net assets consist of: Undistributed net investment income	1,269,262
Net unrealized appreciation (depreciation) on investments	53,576,146
Accumulated net realized gain (loss)	(94,117,738)
Paid-in capital	478,694,408
Net assets, at value	$ 439,422,078

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($245,679,973 / 11,819,763 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 20.79
Maximum offering price per share (100 / 94.25 of $20.79)	$ 22.06
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($135,838,029 / 6,924,733 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 19.62
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($55,270,474 / 2,796,839 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 19.76
Maximum offering price per share (100 / 99.00 of $19.76)	$ 19.96
Class I Net Asset Value, offering and redemption price per share ($2,629,042 / 121,408 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 21.65
Institutional Class Net Asset Value, offering and redemption price per share ($4,560 / 219.55 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 20.77

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2003 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $1,887)	$ 4,718,087
Interest - Scudder Cash Management QP Trust	107,327
Total Income	4,825,414
Expenses: Management fee	1,488,696
Administrative fee	987,911
Distribution service fees	1,139,310
Directors' fees and expenses	12,527
Other	12,276
Total expenses, before expense reductions	3,640,720
Expense reductions	(99)
Total expenses, after expense reductions	3,640,621
Net investment income (loss)	1,184,793
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(38,236,193)
Net unrealized appreciation (depreciation) during the period on investments	86,207,467
Net gain (loss) on investment transactions	47,971,274
Net increase (decrease) in net assets resulting from operations	$ 49,156,067

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2003 (Unaudited)	Year Ended November 30, 2002
Operations: Net investment income (loss)	$ 1,184,793	$ 1,260,216
Net realized gain (loss) on investment transactions	(38,236,193)	(5,098,571)
Net unrealized appreciation (depreciation) on investment transactions during the period	86,207,467	(43,128,320)
Net increase (decrease) in net assets resulting from operations	49,156,067	(46,966,675)
Distributions to shareholders from net investment income:
Class A	(1,092,622)	-
Class I	(62,485)	-
Institutional Class	(7)	-
Fund share transactions: Proceeds from shares sold	71,652,274	403,472,379
Reinvestment of distributions	1,013,219	-
Cost of shares redeemed	(105,948,526)	(305,529,727)
Net increase (decrease) in net assets from Fund share transactions	(33,283,033)	97,942,652
Increase (decrease) in net assets	14,717,920	50,975,977
Net assets at beginning of period	424,704,158	373,728,181
Net assets at end of period (including undistributed net investment income of $1,269,262 and $1,239,583, respectively)	$ 439,422,078	$ 424,704,158

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 18.46	$ 19.69	$ 16.49	$ 17.75	$ 17.80	$ 21.83
Income (loss) from investment operations: Net investment income (loss)	.08[b]	.12[b]	-[b,c]	(.10)[b]	.04[b]	.06
Net realized and unrealized gain (loss) on investment transactions	2.34	(1.35)	3.20	(1.16)	(.09)	(3.39)
Total from investment operations	2.42	(1.23)	3.20	(1.26)	(.05)	(3.33)
Less distributions from: Net investment income	(.09)	-	-	-	-	-
Net realized gains on investment transactions	-	-	-	-	-	(.70)
Total distributions	(.09)	-	-	-	-	(.70)
Net asset value, end of period	$ 20.79	$ 18.46	$ 19.69	$ 16.49	$ 17.75	$ 17.80
Total Return (%)[d]	13.06**	(6.25)	19.41	(7.10)	(.28)	(15.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	246	222	177	156	297	490
Ratio of expenses before expense reductions (%)	1.45*	1.44	1.54	1.67[e]	1.52	1.42
Ratio of expenses after expense reductions (%)	1.45*	1.44	1.49[f]	1.66[e]	1.52	1.42
Ratio of net investment income (loss) (%)	.94*	.65	.00	(.58)	.21	.25
Portfolio turnover rate (%)	52*	89	73	19	47	50
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.62% and 1.61%, respectively.
[f] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 17.41	$ 18.72	$ 15.80	$ 17.15	$ 17.33	$ 21.46
Income (loss) from investment operations: Net investment income (loss)	.02[b]	(.02)[b]	(.13)[b]	(.24)[b]	(.11)[b]	(.12)
Net realized and unrealized gain (loss) on investment transactions	2.19	(1.29)	3.05	(1.11)	(.07)	(3.31)
Total from investment operations	2.21	(1.31)	2.92	(1.35)	(.18)	(3.43)
Less distributions from: Net realized gains on investment transactions	-	-	-	-	-	(.70)
Net asset value, end of period	$ 19.62	$ 17.41	$ 18.72	$ 15.80	$ 17.15	$ 17.33
Total Return (%)[c]	12.69**	(7.00)	18.48	(7.87)	(1.04)	(16.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	136	147	160	144	262	390
Ratio of expenses before expense reductions (%)	2.25*	2.25	2.34	2.49[d]	2.36	2.34
Ratio of expenses after expense reductions (%)	2.25*	2.25	2.27[e]	2.48[d]	2.36	2.34
Ratio of net investment income (loss) (%)	.14*	(.16)	(.78)	(1.40)	(.63)	(.67)
Portfolio turnover rate (%)	52*	89	73	19	47	50
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.43% and 2.42%, respectively.
[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 17.54	$ 18.85	$ 15.91	$ 17.24	$ 17.39	$ 21.51
Income (loss) from investment operations: Net investment income (loss)	.02[b]	(.01)[b]	(.14)[b]	(.21)[b]	(.09)[b]	(.12)
Net realized and unrealized gain (loss) on investment transactions	2.20	(1.30)	3.08	(1.12)	(.06)	(3.30)
Total from investment operations	2.22	(1.31)	2.94	(1.33)	(.15)	(3.42)
Less distributions from: Net realized gains on investment transactions	-	-	-	-	-	(.70)
Net asset value, end of period	$ 19.76	$ 17.54	$ 18.85	$ 15.91	$ 17.24	$ 17.39
Total Return (%)[c]	12.66**	(6.95)	18.48	(7.71)	(.86)	(16.37)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	49	32	29	57	91
Ratio of expenses before expense reductions (%)	2.23*	2.23	2.36	2.32[d]	2.25	2.28
Ratio of expenses after expense reductions (%)	2.23*	2.23	2.28[e]	2.31[d]	2.25	2.28
Ratio of net investment income (loss) (%)	.16*	(.14)	(.79)	(1.23)	(.52)	(.61)
Portfolio turnover rate (%)	52*	89	73	19	47	50
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.26% and 2.25%, respectively.
[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Class I
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 19.30	$ 20.45	$ 17.02	$ 18.19	$ 18.13	$ 22.08
Income (loss) from investment operations: Net investment income (loss)	.13[b]	.24[b]	.10[b]	.03[b]	.15[b]	.28
Net realized and unrealized gain (loss) on investment transactions	2.43	(1.39)	3.33	(1.20)	(.09)	(3.53)
Total from investment operations	2.56	(1.15)	3.43	(1.17)	.06	(3.25)
Less distributions from: Net investment income	(.21)	-	-	-	-	-
Net realized gains on investment transactions	-	-	-	-	-	(.70)
Total distributions	(.21)	-	-	-	-	(.70)
Net asset value, end of period	$ 21.65	$ 19.30	$ 20.45	$ 17.02	$ 18.19	$ 18.13
Total Return (%)	13.41**	(5.62)	20.15	(6.43)	.33	(15.14)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	6	5	3	6	9
Ratio of expenses before expense reductions (%)	.84*	.84	.90	.92[c]	.92	.86
Ratio of expenses after expense reductions (%)	.84*	.84	.88[d]	.91[c]	.92	.86
Ratio of net investment income (loss) (%)	1.55*	1.25	.62	.18	.81	.81
Portfolio turnover rate (%)	52*	89	73	19	47	50
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .88%, respectively.
[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized
** Not annualized

Institutional Class
	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.48	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.03
Net realized and unrealized gain (loss) on investment transactions	2.32	(1.29)
Total from investment operations	2.43	(1.26)
Less distributions from: Net investment income	(.14)	-
Net asset value, end of period	$ 20.77	$ 18.48
Total Return (%)	13.30**	(6.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.005	.001
Ratio of expenses (%)	1.17*	1.18*
Ratio of net investment income (loss) (%)	1.22*	.58*
Portfolio turnover rate (%)	52*	89
[a] For the six months ended May 31, 2003 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman Small Cap Value Fund (the ``Fund''), is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $39,658,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007, the expiration date, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002, the Fund incurred approximately $14,532,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 1,262,086
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (39,658,000)
Net unrealized appreciation (depreciation) on investments	$ (34,323,818)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $101,734,149 and $136,545,063, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets and 0.62% of such net assets in excess of $12.5 billion, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.74% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DVM out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500%, 0.100% and 0.425% of the average daily net assets for Class A, B, C, I and Institutional Class shares respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and Institutional Class shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended May 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2003
Class A	$ 513,308	$ 97,146
Class B	350,614	62,451
Class C	121,583	23,354
Class I	2,404	229
Institutional Class	2	-
	$ 987,911	$ 183,180

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, 1.00% and 1.17% of average daily net assets for Class A, B, C, I and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, director and director counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2003
Class B	$ 500,875	$ 86,040
Class C	182,374	33,505
	$ 683,249	$ 119,545

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2003	Effective Rate
Class A	$ 243,489	$ 30,742.23%
Class B	155,775	20,061.23%
Class C	56,797	8,160.23%
	$ 456,061	$ 58,963

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended May 31, 2003 aggregated $17,366 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2003, the CDSC for Class B and C shares aggregated $176,934 and $7,872, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2003, SDI received $7.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $99 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2003		Year Ended November 30, 2002
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,717,404	$ 49,765,321	13,520,055	$ 288,929,662
Class B	652,843	11,334,769	3,239,716	66,821,384
Class C	475,370	8,278,954	1,873,714	38,596,028
Class I	121,720	2,269,730	410,113	9,124,921
Institutional	168.51	3,500	51	384
		$ 71,652,274		$ 403,472,379
Shares issued to shareholders in reinvestment of distributions
Class A	52,123	$ 950,727	-	$ -
Class I	3,296	62,485	-	-
Institutional	.38	7
		$ 1,013,219		$
Shares redeemed
Class A	(2,992,375)	$ (54,171,962)	(10,451,370)	$ (218,471,837)
Class B	(2,185,369)	(37,664,807)	(3,333,537)	(64,474,533)
Class C	(470,232)	(8,159,135)	(770,845)	(14,953,889)
Class I	(323,737)	(5,952,622)	(339,287)	(7,629,468)
		$ (105,948,526)		$ (305,529,727)
Net increase (decrease)
Class A	(222,848)	$ (3,455,914)	3,068,685	$ 70,457,825
Class B	(1,532,526)	(26,330,038)	(93,821)	2,346,851
Class C	5,138	119,819	1,102,869	23,642,139
Class I	(198,721)	(3,620,407)	70,826	1,495,453
Institutional	168.89	3,507	51	384
		$ (33,283,033)		$ 97,942,652

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C	Institutional
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSIX
CUSIP Number	81123U-303	81123U-873	81123U-865	81123U-824
Fund Number	088	288	388	545

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Small Cap Value Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Small Cap Value Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003
                                    ---------------------------